                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               __________________

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                               __________________

     Date of Report (Date of earliest event reported):  February 13, 1995

                              ___________________

                           NETWORK SYSTEMS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                      0-9691                  41-1231031
        --------                      ------                  ----------
(State of Incorporation)           (Commission            (I.R.S. Employer
                                   File Number)           Identification No.)


                7600 Boone Avenue North, Minneapolis, MN  55428
                -----------------------------------------------
                    (Address of principal executive offices)


                                 (612) 928-5000
                        -------------------------------
                        (Registrant's telephone number)

Item 5.  Other Events.
         ------------

On February 13, 1995, the Company mailed to its stockholders a Supplement to the Proxy Statement/Prospectus dated January 9, 1995. The Supplement provided additional information for consideration by the Company's Stockholders in connection with their vote on the proposed Agreement and Plan of Merger providing for the merger of the Company with a newly formed subsidiary of Storage Technology Corporation. A copy of the Supplement is attached as an exhibit to this Report and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

c.  Exhibits.
    --------

23.1     Consent of Needham & Company, Inc.

99.1 Supplement to Proxy Statement/Prospectus, mailed to Company stockholders on February 13, 1995.

99.2     Network System Proxy Card

                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               NETWORK SYSTEMS CORPORATION
                               (Registrant)


Dated:  February 13, 1995      By /s/ Malcolm D. Reid,
                                 ----------------------------
                                 Malcolm D. Reid,
                                 Vice President, Secretary
                                 and General Counsel

                               INDEX TO EXHIBITS
                               -----------------

                                                              Method
Exhibit       Item                                            of Filing
- -------       ----                                            ---------
23.1          Consent of Needham & Company, Inc.              Filed herewith.

99.1          Supplement to Proxy Statement/Prospectus,       Filed herewith.
              mailed to Company stockholders on
              February 13, 1995.

99.2          Network Systems Proxy Card                      Filed herewith.